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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-92090, 33-99712 and 33-64416.





ARTHUR ANDERSEN LLP

Philadelphia, Pa.
   March 27, 1997